                       DELAWARE GROUP TAX-FREE FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         Delaware Group Tax-Free Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation has adopted resolutions taking the following actions:

         1. classifying a second class of shares of the Tax-Free USA Fund series of Common Stock as the Tax-Free USA Fund B Class and reclassifying 50,000,000 shares of authorized and unissued Common Stock, par value $.01 per share, previously classified and allocated to the existing class of Common Stock of the Tax-Free USA Fund series, to the Tax-Free USA Fund B Class;

         2. classifying a second class of shares of the Tax-Free Insured Fund series of Common Stock of the Corporation as the Tax-Free Insured Fund B Class and classifying 50,000,000 shares of authorized, unissued and unclassified Common Stock of the Corporation, par value $.01 per share, to the Tax-Free Insured Fund B Class; and

         3. classifying a second class of shares of the Tax-Free USA Intermediate Fund series of Common Stock of the Corporation as the Tax-Free USA Intermediate Fund B Class and classifying 50,000,000 shares of authorized, unissued and unclassified Common Stock of the Corporation, par value $.01 per share, to the Tax-Free USA Intermediate Fund B Class.

         SECOND: The shares of the Tax-Free USA Fund B Class, the Tax-Free Insured Fund B Class and the Tax-Free USA Intermediate Fund B Class
(each referred to herein as a "B Class") shall represent proportionate interests in the same portfolio of investments as the shares of the existing classes of Common Stock of the Tax-Free USA Fund series, the Tax-Free Insured Fund series and the Tax-Free USA Intermediate Fund series, respectively (each referred to herein as an "A Class") of the Corporation. The shares of a

B Class shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the shares of the A Class of that series, all as set forth in the Articles of Incorporation of the Corporation, except for the differences hereafter set forth:

         1. The dividends and distributions of investment income and capital gains with respect to a B Class of shares of Common Stock of a series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary with respect to such class from the dividends and distributions of investment income and capital gains with respect to the A Class of Common Stock of the series to reflect differing allocations of the expenses of the Corporation among the classes and any resultant difference among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income and capital gains and expenses and liabilities of each series between its two classes of Common Stock shall be determined by the Board of Directors in a manner that is consistent with the orders, as applicable, dated April 10, 1987 and November 9, 1992 (Investment Company Act of 1940 Release Nos. 15675 and 19086) issued by the Securities and Exchange Commission, and any existing or future amendment to such orders or any rule or interpretation under the Investment Company Act of 1940, as amended, that modifies or supersedes such orders;

         2. Except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, the holders of B Class shares shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of B Class shares, including without limitation, the provisions of any Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (a "Distribution Plan") applicable to that B Class and (ii) no voting rights with respect to the provisions of any Distribution Plan applicable to the existing class of a series or with regard to any other matter submitted to a vote of stockholders which does not affect holders of the B Class shares.

         3. (a) Each share of a B Class, other than shares described in paragraph (3)(b) herein, shall be converted automatically, and without any action or choice on the part of the holder thereof, into shares of the A Class of that series on the Conversion Date. The term "Conversion Date" when used herein shall mean (i) a date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, that is no later than three months after either (i) the date on which the eighth anniversary of the date of issuance of the share occurs, or (ii) any such other anniversary date as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time; provided that any such other anniversary date determined by the Board of Directors shall be a date that will occur prior to the anniversary date set forth in clause (i) and any such other date theretofore determined by the Board of Directors pursuant to this clause (ii); but further provided that, subject to the provisions of the next sentence, for any shares of a B Class acquired through an exchange, or through a series of exchanges, as permitted by the Corporation as provided in the Corporation's prospectus, as such prospectus may be amended from time to time, from another investment company (an "eligible investment company"), the Conversion Date shall be the conversion date applicable to the shares of stock of the eligible investment company originally subscribed for in lieu of the Conversion Date of any stock acquired through exchange if such eligible investment company issuing the stock originally subscribed for had a conversion feature, but not later than the Conversion Date determined under (i) or (ii) above. For the purpose of calculating the holding period required for conversion, the date of issuance of a share of a B Class shall mean (i) in the case of a share of a B Class obtained by the holder thereof through an original subscription to the Corporation, the date of the issuance of such share of a B Class, or (ii) in the case of a share of a B Class obtained by the holder thereof through an exchange, or through a series of exchanges, from an eligible investment company, the date of issuance of the share of the eligible investment company to which the holder originally subscribed.

         (b) Each share of a B Class (i) purchased through the automatic reinvestment of a dividend or distribution with respect to that B Class or the corresponding B Class of any other investment company issuing such class of shares or (ii) issued pursuant to an exchange privilege granted by the Corporation in an exchange or series of exchanges for shares originally purchased through the automatic reinvestment of a dividend or distribution with respect to shares of capital stock of an eligible investment company shall be segregated in a separate sub-account on the stock records of the Corporation for each of the holders of record thereof. On any Conversion Date, a number of the shares held in the separate sub-account of the holder of record of the share or shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder, into shares of the A Class of that series. The number of shares in the holder's separate sub-account so converted shall
(i) bear the same ratio to the total number of shares maintained in the separate sub-account on the Conversion Date (immediately prior to conversion) as the number of shares of the holder converted on the Conversion Date pursuant to paragraph (3)(a) hereof bears to the total number of B Class shares of the holder on the Conversion Date (immediately prior to conversion) after subtracting the shares then maintained in the holder's separate sub-account, or (ii) be such other number as may be calculated in such other manner as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time.

         (c) The number of shares of the A Class into which a share of a B Class is converted pursuant to paragraphs 3(a) and 3(b) hereof shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the B Class for purposes of sales and redemption thereof on the Conversion Date by the net asset value per share of the A Class for purposes of sales and redemption thereof on the Conversion Date.

         (d) On the Conversion Date, the shares of a B Class converted into shares of an A Class will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive (i) the number of shares of the A Class into which the shares of the B Class have been converted and (ii) declared but unpaid dividends to the Conversion Date or such other date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time and (iii) the right to vote converting shares of the B Class held as of any record date occurring on or before the Conversion Date and theretofore set with respect to any meeting held after the Conversion Date) will cease. Certificates representing shares of the A Class resulting from the conversion need not be issued until certificates representing shares of the B Class converted, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

         (e) The automatic conversion of a B Class into an A Class as set forth in paragraphs 3(a) and 3(b) of this Article SECOND shall be suspended at any time that the Board of Directors determines (i) that there is not available a reasonably satisfactory opinion of counsel to the effect that
(x) the assessment of the higher fee under the Distribution Plan with respect to the B Class does not result in the Corporation's dividends or distributions constituting a "preferential dividend" under the Internal Revenue Code of 1986, as amended, and (y) the conversion of the B Class does not constitute a taxable event under federal income tax law, or (ii) any other condition to conversion set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, is not satisfied.

         (f) The automatic conversion of a B Class into an A Class as set forth in paragraphs 3(a) and 3(b) hereof may also be suspended by action of the Board of Directors at any time that the Board of Directors determines such suspension to be appropriate in order to comply with, or satisfy the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, or any rule, regulation or order issued thereunder relating to voting by the holders of the B Class on any Distribution Plan with respect to the A Class and in effect from time to time, and in connection with, or in lieu of, any such suspension, the Board of Directors may provide holders of the B Class with alternative conversion or exchange rights into other classes of stock of the Corporation in a manner consistent with the law, rule, regulation or order giving rise to the possible suspension of the conversion right.

         THIRD: The shares of the Tax-Free USA Fund B Class, the Tax-Free Insured Fund B Class and the Tax-Free USA Intermediate Fund B Class have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.


         IN WITNESS WHEREOF, Delaware Group Tax-Free Fund, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 28th day of April, 1994.

         DELAWARE GROUP TAX-FREE FUND, INC.



         By:/s/George M. Chamberlain, Jr.
            -----------------------------
            George M. Chamberlain, Jr.
            Senior Vice President


ATTEST:



/s/Eric E. Miller
-----------------
Eric E. Miller
Assistant Secretary


         THE UNDERSIGNED, Senior Vice President of DELAWARE GROUP TAX-FREE FUND, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

         /s/George M. Chamberlain, Jr.
         -----------------------------
         George M. Chamberlain, Jr.
         Senior Vice President

                       DELAWARE GROUP TAX-FREE FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         Delaware Group Tax-Free Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation, at a meeting held on September 17, 1992, adopted a resolution designating a series of common stock of the Corporation as the Tax-Free USA Intermediate Fund and classified and allocated 50 Million (50,000,000) shares of unissued Common Stock, with a par value of one cent ($.01) per share, to the Tax-Free USA Intermediate Fund.

         SECOND: The shares of the Tax-Free USA Intermediate Fund shall have the rights and privileges, and shall be subject to the limitations and priorities, set forth in the Articles of Incorporation of the Corporation.

         THIRD: The shares of said Tax-Free USA Intermediate Fund have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.

         IN WITNESS WHEREOF, Delaware Group Tax-Free Fund, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 13th day of October, 1992.

         DELAWARE GROUP TAX-FREE FUND, INC.



         By:/s/George M. Chamberlain, Jr.
            -----------------------------
            George M. Chamberlain, Jr.
            Vice President


ATTEST:



/s/Richard J. Flannery
----------------------
Richard J. Flannery
Assistant Secretary

         THE UNDERSIGNED, Vice President of DELAWARE GROUP TAX-FREE FUND, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles Supplementary to be the Corporate act of said Corporation, and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/George M. Chamberlain, Jr.
         -----------------------------
         George M. Chamberlain, Jr.

                       DELAWARE GROUP TAX-FREE FUND, INC.

                             ARTICLES OF AMENDMENT


         DELAWARE GROUP TAX-FREE FUND, INC., a Maryland corporation having its principal Maryland office in Baltimore, Maryland (hereinafter called the "Corporation"), certifies that:

         FIRST: The Articles of Incorporation of the Corporation are hereby amended by deleting the first paragraph of Article FIFTH in its entirety and inserting the following paragraph in lieu thereof:

         FIFTH: The total number of shares of stock of all series which the Corporation is authorized to issue is Five Hundred Million (500,000,000), of which Two Hundred Twenty-Five Million (225,000,000) are shares of Tax-Free USA Fund series and One Hundred Twenty-Five Million (125,000,000) are shares of Tax-Free Insured Fund series. One Hundred Fifty Million (150,000,000) shares are not classified. The par value of the shares is One Cent ($.01) per share. The aggregate par value of all shares of all series of stock is Five Million Dollars ($5,000,000).

         SECOND: The amendment was advised by the Board of Directors and approved by the stockholders.

         THIRD: The Articles of Amendment shall become effective at 9:00 A.M. on June 1, 1992.

         THE UNDERSIGNED, Vice President of DELAWARE GROUP TAX-FREE FUND, INC., who executed on behalf of the said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, said Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         /s/Eric E. Miller
         -----------------
         Eric E. Miller
         Vice President

         IN WITNESS WHEREOF, DELAWARE GROUP TAX-FREE FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary, on May 18, 1992.

ATTEST:  DELAWARE GROUP TAX-FREE FUND, INC.

/s/Richard J. Flannery                  By:/s/Eric E. Miller
----------------------                     -----------------
Richard J. Flannery                        Eric E. Miller
Assistant Secretary                        Vice President

                       DELAWARE GROUP TAX-FREE FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         Delaware Group Tax-Free Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation has adopted a resolution permitting the reclassification of the USA II class of shares of the USA Series, and the reclassification of the USA Insured II class of shares of the USA Insured Series, thereby converting to the status of authorized and unissued shares of the existing class of the USA Series, the Fifty Million (50,000,000) shares of common stock of the Corporation ($.01 par value per share) previously classified to the USA II class, and converting to the status of authorized and unissued shares of the existing class of the USA Insured Series, the Fifty Million (50,000,000) shares of common stock of the Corporation ($.01 par value per share) previously classified as the USA Insured II class.

         SECOND: After giving effect to such reclassification: (i) the USA Series consists of one class of shares which has Two Hundred Twenty-Five Million (225,000,000) shares of common stock with a par value of one cent ($.01) per share, and an aggregate par value of Two Million Two Hundred Fifty Thousand Dollars ($2,250,000); and (ii) the USA Insured Series consists of one class of shares which has One Hundred Twenty-Five Million (125,000,000) shares of common stock with a par value of one cent ($.01) per share, and an aggregate par value of One Million Two Hundred Fifty Thousand Dollars ($1,250,000).

         THIRD: The shares of the USA II class and the USA Insured II class have been reclassified by the Board of Directors pursuant to authority contained in the Articles of the Incorporation of the Corporation.


         IN WITNESS WHEREOF, Delaware Group Tax-Free Fund, Inc.has caused these Articles Supplementary to be signed in its name and on its behalf this 15th day of May, 1992.

         DELAWARE GROUP TAX-FREE FUND, INC.

         By:/s/George M. Chamberlain, Jr.
            -----------------------------
            George M. Chamberlain, Jr.
            Vice President


ATTEST:


/s/Eric E. Miller
-----------------
Eric E. Miller
Assistant Secretary


         THE UNDERSIGNED, Vice President of DELAWARE GROUP TAX-FREE FUND, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/George M. Chamberlain, Jr.
         -----------------------------
         George M. Chamberlain, Jr.

                       DELAWARE GROUP TAX-FREE FUND, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         Delaware Group Tax-Free Fund, Inc. a Maryland corporation having its principal Maryland office in Baltimore, Maryland (the "Corporation") hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The allocation of shares to each of the two existing series is as follows: the existing class of the USA Series, Seventy-Five Million (75,000,000) shares of common stock with a par value of one cent ($.01) per share and the existing class of the USA Insured Series, Twenty-Five Million (25,000,000) shares of common stock with a par value of one cent ($.01) per share. The Board of Directors of the Corporation, at a meeting duly convened and held on September 17, 1990, adopted resolutions classifying and allocating unallocated and unissued stock of the Corporation as follows: One Hundred Million (100,000,000) shares of common stock with a par value of one cent ($.01) per share to the existing class of the USA Series; Fifty Million (50,000,000) shares of common stock with a par value of one cent ($.01) per share to the existing class of the USA Insured Series; Fifty Million (50,000,000) shares of common stock with a par value of one cent ($.01) per share to a new class of shares of the USA Series designated as the USA II class of shares; and Fifty Million (50,000,000) shares of common stock with a par value of one cent ($.01) per share to a new class of shares of the USA Insured Series designated as the USA Insured II class of shares.

         After giving effect to such classifications and allocations: (i) the USA Series consists of two classes of shares, the existing class of shares which has One Hundred Seventy-Five Million (175,000,000) shares of common stock with a par value of one cent ($.01) per share and the USA II class of shares which has Fifty Million (50,000,000) shares of common stock with a par value of one cent ($.01) per share; and (ii) the USA Insured Series consists of two classes of shares, the existing class of shares which has Seventy-Five Million (75,000,000) shares of common stock with a par value of one cent ($.01) per share and the USA Insured II class of shares which has Fifty Million (50,000,000) shares of common stock with a par value of one cent ($.01) per share.

         SECOND: The shares of the USA II Class of the USA Series of the Corporation shall have the same rights and privileges, and shall be subject to the same limitations and priorities as the shares of the existing class of the USA Series, all as set forth in the Articles of Incorporation of the Corporation, provided, that dividends paid on the existing class of shares of the USA Series of shares shall not reflect any reduction for payment of fees under the Distribution Plan of the USA II Class adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of the existing class of the USA Series shall not vote upon or with respect to any matter relating to or arising from any such Distribution Plan.

         THIRD: The shares of the USA Insured II Class of the USA Insured Series of the Corporation shall have the same rights and privileges, and shall be subject to the same limitations and priorities as the existing class of shares of the USA Insured Series, all as set forth in the Articles of Incorporation of the Corporation, provided, that dividends paid on the existing class of shares of the USA Insured Series shall not reflect any reduction for payment of fees under the Distribution Plan of the USA Insured II Class adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and provided further, that the shares of the existing class of shares of the USA Insured Series shall not vote upon or with respect to any matter relating to or arising from any such Distribution Plan.

         FOURTH: The shares of each such Class of the Corporation have been classified and reclassified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.


         IN WITNESS WHEREOF, Delaware Group Tax-Free Fund, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 28th day of January, 1991.

ATTEST:  DELAWARE GROUP TAX-FREE FUND, INC.



/s/Eric E. Miller           By:/s/George M. Chamberlain, Jr.
-----------------              -----------------------------
Eric E. Miller                 George M. Chamberlain, Jr.
Assistant Secretary            Vice President


         THE UNDERSIGNED, Vice President of DELAWARE GROUP TAX-FREE FUND, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/George M. Chamberlain, Jr.
         -----------------------------
         George M. Chamberlain, Jr.

               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS
                                FOR DESIGNATION


         I, the undersigned, do hereby certify that I am the duly elected, qualified and acting secretary of Delaware Group Tax Free Fund, Inc., a corporation formed and existing under the laws of the State of Maryland, and that at a meeting of the board of directors of said corporation, held by unanimous consent as of the 25th day of October, 1989, the following resolution was adopted, which said resolution remains in full force and effect:

         RESOLVED, that the resident agent of this corporation in the State of Maryland be and it hereby is designated to be THE CORPORATION TRUST INCORPORATED, the post office address of which is 32 South Street, Baltimore, Maryland 21202. The said resident agent so designated is a corporation of the State of Maryland."



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                        DMC TAX-FREE INCOME - USA, INC.


         DMC TAX-FREE INCOME - USA, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         ONE: ARTICLE SECOND of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         SECOND:  The name of the corporation is Delaware Group Tax-Free Fund,
Inc.

         The Corporation expressly agrees and acknowledges that the name "Delaware Group" is the sole property of Delaware Management Company, Inc. ("DMC"), that similar names are used by affiliated funds in the investment business with the permission of DMC, and that the Corporation's use of such name is with the permission of DMC. The Corporation further expressly agrees and acknowledges that its use of "Delaware Group" in its name may be terminated by DMC if the Corporation ceases to use Delaware Management Company, Inc. as its investment adviser or Delaware Distributors, Inc. ("DDI") as its principal underwriter (or to use affiliates of DMC and DDI for such purposes). The Corporation further expressly agrees and acknowledges that in such event DMC may require the Corporation to present to its shareholders, at the next annual or special meeting of the Corporation held after such request, a proposal to change the name of the Corporation to delete reference to the name "Delaware Group." The Corporation further expressly agrees and acknowledges in such event to use its best efforts to promptly comply with such request to change its name and that the Board of Directors of the Corporation shall recommend such a proposal to it shareholders. The Corporation further expressly acknowledges and agrees, upon shareholder approval of such a proposal, to make and cause to be made such filings to effect the change of name as may be necessary with the State of Maryland, the United States Securities and Exchange Commission, or other regulatory authorities.

         TWO: Pursuant to Section 2-604(b) of the Maryland General Corporation Law, the board of directors of the Corporation on April 7, 1988 duly adopted a resolution setting forth the foregoing amendment to the Articles of

Incorporation, declaring said amendment to the Articles of Incorporation advisable and directing that it be submitted for consideration by the shareholders of the Corporation at the annual meeting to be held on June 14, 1988.

         THIRD: Notice setting forth said amendment to the Articles of Incorporation and stating that a purpose of the meeting of the shareholders would be to take action thereon was given, as required by law, to all shareholders entitled to vote thereon. The amendment to the Articles of Incorporation was approved by the shareholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon. (Approval by a majority of all the votes entitled to be cast on the matter is authorized pursuant to the Articles of Incorporation of the Corporation.)

         FOURTH: The amendment to the Articles of Incorporation as hereinabove set forth has been duly advised by the board of directors and approved by the shareholders of the Corporation.

         FIFTH: The amendment to the Articles of Incorporation as hereinabove set forth shall be duly filed with Maryland Department of Assessments and Taxation on June 15, 1988, the effective time being 5:00 p.m. on that date.

         IN WITNESS WHEREOF, DMC Tax-Free Income - USA, has caused these Articles of Amendment to be signed by its President and attested by its Secretary on June 14, 1988.

         DMC Tax-Free Income - USA, Inc.



         /s/John H. Durham
         -----------------
         John H. Durham
         President


Attest:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary


         THE UNDERSIGNED, President of DMC Tax-Free Income - USA, who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


         /s/John H. Durham
         -----------------
         John H. Durham
         President

                        AGREEMENT AND ARTICLES OF MERGER


         AGREEMENT AND ARTICLES OF MERGER, dated as of the 17th day of August, 1987 (hereinafter referred to as the "Agreement"), by and between DMC TAX-FREE INCOME--USA, INC., a Maryland Corporation (hereinafter referred to as the "USA Fund" or the "Surviving Corporation"), and DELAWARE GROUP STATE TAX-FREE FUND, INC., a Maryland corporation (hereinafter referred to as "State Fund"), said corporations being hereinafter sometimes collectively referred to as the "Constituent Corporations."

                                   BACKGROUND

         The USA Fund is a corporation duly organized and existing under the laws of the State of Maryland, having been incorporated on August 17, 1983 under the General Corporation Law of the State of Maryland, and has authorized capital stock consisting of 500,000,000 common shares, par value $.01 per share, with an aggregate par value of $5,000,000. The USA Fund has allocated 75,000,000 shares to its DMC Tax-Free Income--USA Series (the "USA Series") and 25,000,000 shares to its DMC Tax-Free Income--USA Insured Series.

         The State Fund is a corporation duly organized and existing under the laws of the State of Maryland, having been incorporated on April 15, 1986 under the General Corporation Law of the State of Maryland, and has authorized capital stock consisting of 750,000,000 shares of common stock, par value $.01 per share, with an aggregate par value of $7,500,000. The State Fund has allocated 50,000,000 shares to each of the following series of shares:
Massachusetts Series; Michigan Series; Minnesota Series, New York Series; and Ohio Series. The New York Series is the only series of shares of the State Fund with issued and outstanding shares.

         The principal offices of the USA Fund and the State Fund in the State of Maryland are located in Baltimore City.

         The Boards of Directors of the Constituent Corporations have adopted this Agreement as a Plan of Reorganization intended to qualify as such under the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

         The Board of Directors of the USA Fund and the Board of Directors of the State Fund have, by resolutions duly adopted, approved this Agreement and the merger of the State Fund into the USA Fund as being advisable and in the best interests of their respective corporations and stockholders. The Board of Directors of the State Fund has director the submission of this Agreement to stockholders. Under the terms of the Merger, as set forth herein, on the Effective Date of the Merger, the USA Fund will distribute shares of the USA Series to the stockholders of the State Fund according to their respective interests.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                             ARTICLE I - THE MERGER

         1.1 The State Fund and the USA Fund agree that the State Fund shall be merged into the USA Fund (hereinafter the "Merger"). The USA Fund shall be the Surviving Corporation and shall be governed by the laws of the State of Maryland. The terms and conditions of the Merger and the mode of carrying the same into effect are as herein set forth in this Agreement.

         1.2 The Articles of Incorporation of the USA Fund as they shall exist on the Effective Date of the Merger (as hereinafter defined) shall constitute the Articles of Incorporation of the Surviving Corporation.

         1.3 The By-Laws of the USA Fund as they exist on the Effective Date of the Merger shall constitute the By-Laws of the Surviving Corporation.

         1.4 The Directors of the USA Fund on the Effective Date of the Merger shall constitute the Board of Directors of the Surviving Corporation and shall hold office until their terms expire at the annual meeting of stockholders of the Surviving Corporation following the Effective Date of this Agreement, and until their successors are elected and shall qualify.

         1.5 Arthur Young & Company shall continue as auditors to report upon the financial statements of the Surviving Corporation.

              ARTICLE II - CONVERSION OF SHARES AND EXCHANGE RATIO

         2.1 Upon the effective date of the Merger, stockholders of the State Fund will receive shares of the USA Series in exchange for their shares in the State Fund. The manner and basis of converting the issued and outstanding shares of common stock of the State Fund into the shares of common stock of the USA Series shall be as follows:

         (a) Immediately following the Effective Date, as defined in Article III herein, the USA Fund will establish open accounts on the stock records of the USA Series in the names of the stockholders of record of the State Fund as of the close of business on the Effective Date and identify thereon the respective pro rata number of USA Series shares due such stockholders. Fractional shares of USA Series common stock will be carried to the third decimal place. As promptly as practicable after the Effective Date, each holder of any outstanding certificate or certificates theretofore representing shares of common stock of the State Fund may surrender the same to a Transfer Agent designated by the USA Fund and request in exchange therefor a certificate or certificates representing the number of whole and fractional shares of common stock of the USA Series into which the shares of common of the State Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares for the USA Series will not be issued, however, but shall continue to be carried for the open account of such stockholder. Until so surrendered, each outstanding certificates which, prior to the Effective Date represented common stock of the State Fund, shall be deemed for all corporate purposes to evidence ownership of the number of shares of common stock of the USA Series into which the common stock of the State Fund (which, prior to the Effective Date were represented thereby) have been so converted.

         (b) The net asset value of a State Fund share of common stock shall be determined to the nearest full cent as of the close of business on the Effective Date, using the valuation set forth in the State Fund's registration statement under the Securities Act of 1933.

         (c) The net asset value of a USA Series share of common stock shall be determined to the nearest full cent as of the close of business on the Effective Date, using the valuation set forth in the USA Fund's registration statement under the Securities Act of 1933.

         (d)  The net asset value per share for the State Fund as determined in
(b) shall then be divided by the USA Series net asset value per share as determined in (c) to determine the exchange ratio.

         2.2 Each of the shares of the USA Fund common stock issued and outstanding on the Effective Date of the Merger shall remained issued and outstanding and unaltered by the terms of this Agreement.

                   ARTICLE III - EFFECTIVE DATE OF THE MERGER

         3.1 The Merger shall become effective when, subject to the terms and conditions hereof, the following actions shall have in all respects been completed:

         (i) this Agreement shall have been adopted by the stockholders of the State Fund in accordance with the requirements of the laws of the States of Maryland, which adoption shall have been certified hereon by the Secretary or an Assistant Secretary of the State Fund, and

         (ii) this Agreement, certified as aforesaid, shall have been executed, acknowledged and filed in accordance with the requirements of the laws of the State of Maryland.

         The effective time of the Merger shall be the close of business of the USA Fund on the date this Agreement is filed in accordance with the requirements of the law of the State of Maryland. The date and time when the Merger shall become effective as aforesaid is herein referred to as the "Effective Date of the Merger."

         3.2 On the Effective Date of the Merger, the separate existence of the State Fund shall cease, except to the extent, if any, continued by statute. All the assets, rights, privileges, powers and franchises of the State Fund and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in the USA Fund without further act or deed; and all such assets, rights, privileges, powers and franchises, and all and every other interest of State Fund shall be thereafter as effectually the property of the USA Fund as they were of the State Fund; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of the Constituent Corporations, shall not revert or be in any way impaired. The USA Fund shall be responsible for all the liabilities and obligations of the State Fund, but the liabilities of the Constituent Corporations or of their stockholders, directors, or officers shall not be affected by the Merger, nor shall the right of the creditors thereof or any persons dealing with such corporations, or any liens upon the property of such corporations, be impaired by the Merger, and any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted to judgment as if the Merger had not taken place, or the USA Fund may be proceeded against or substituted in place of the State Fund. Except as otherwise specifically set forth in this Agreement, the identity, existence, purposes, powers, franchise, rights, immunities and liabilities of the USA Fund and of the State Fund shall continue unaffected and unimpaired by the Merger.

         3.3 Prior to the Effective Date of the Merger, the Constituent Corporations shall take such action as shall be necessary or appropriate in order to effect the Merger. In case at any time after the Effective Date of the Merger the USA Fund shall determine that any further conveyance, assignment or other documents or any further action is necessary or desirable to vest in or confirm to the USA Fund full title to all the properties, assets, rights, privileges, and franchises of the Constituent Corporations, the officers and directors of the Constituent Corporations, at the expense of the USA Fund, shall execute and deliver all such instruments and take all such action as the USA Fund may determine to be necessary or desirable in order to vest in and confirm to the USA Fund title to and possession of all such cash and securities and other properties, assets, rights, privileges and franchises, and otherwise to carry out the purpose of this Agreement.

                  ARTICLE IV - REPRESENTATIONS AND WARRANTIES

         4.1 Each of the Constituent Corporations represents and warrants to the other that:

         (a) Such corporation is duly organized and existing in good standing under the laws of its jurisdiction of incorporation.

         (b) Such corporation is duly registered as an open-end management company under the Investment Company Act of 1940.

         (c) It has full power and authority to carry on its business as it is presently being conducted and to enter into the Merger.

         (d) There is no suit, action or legal or administrative proceeding pending, or to is knowledge threatened, against it which, if adversely determined, might materially and adversely affect its financial condition or the conduct of its business.

         (e) At the Effective Date of the Merger, consummation of the transactions contemplated hereby will not result in the breach of or constitute a default under any agreement or instrument by which it is bound.

         (f) All of its presently outstanding shares are validly issued, fully paid and non-assessable.

         (g) Immediately prior to the Effective Date of the Merger such corporation will have valid and unencumbered title to its cash, securities, and other assets, if any.

         (h) The audited financial statements of such Corporation for its most recent fiscal year, appearing in its registration statement on Form N-1A, and interim unaudited financial statements, fairly present the financial position of such Corporation as of the respective dates indicated thereon, and the results of its operations and changes in net assets for the respective periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

                             ARTICLE V - CONDITIONS

         5.1 The obligations of each of the Constituent Corporations to consummate the Merger shall be subject to the following conditions:

         (a) The representations and warranties of the other corporation contained herein shall be true as of and at the Effective Date of the Merger with the same effect as though made at such date and such other Constituent Corporation shall have performed all obligations required by this Agreement to be performed by it prior to the Effective Date;

         (b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

         (c) A Registration Statement on Form N-14 under the Securities Act of 1933, relating to the shares of the USA Series issuable hereunder, shall have been filed by the USA Fund with the Commission, and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

         (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act of 940 nor instituted any proceeding seeking to enjoin consummation of the reorganization under
Section 25(c) of the Investment Company Act of 1940.

         (e) The State Fund has mailed to each stockholder of record of the State Fund entitled to vote at the meeting of stockholders at which action on this Agreement is to be considered, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of the Federal securities laws and the rules and regulations thereunder.

         (f) Each party shall have received an opinion from Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania, to effect that the Merger contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the International Revenue Code of 1986, as amended, and as such:
(1) no gain or loss will be recognized by either Constituent Corporation or to the stockholders thereof; (2) the basis of the shares of the USA Series stock received by the State Fund stockholders will be the same as the basis of the shares of the State Fund surrendered in exchange therefor; and (3) the holding period of the USA Series stock received by the State Fund stockholders will include the holding period of the State Fund stock surrendered in exchange therefor, provided that the State Fund stock was held as a capital asset on the date of the exchange.

         (g) Each party shall have received an opinion from Stradley, Ronon, Stevens & Young in form and substance satisfactory to it, relating to its authority to engage in the transactions contemplated hereby and to the effect
(i) that this Agreement has been duly authorized, executed and delivered by the Constituent Corporations and constitutes a legal, valid and binding agreement of each such party in accordance with its terms; (ii) the shares of common stock of the USA Series to be issued pursuant to the terms of this Agreement, have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable; (iii) each of the Constituent Corporations is duly organized and validly existing under the laws of the State of Maryland.

         (h) The shares of common stock of the USA Series shall have been duly qualified for offering to the public in those states of the United States and jurisdictions in which they are presently qualified, so as to permit the transfers contemplated by this Agreement to be consummated.

         (i) The holders of at least a majority of the outstanding shares of common stock of the State Fund shall have each voted in favor of the adoption of this Agreement and the Merger at an annual or special meeting or any adjournment thereof.

                             ARTICLE VI - COVENANTS

         6.1 Each of the Constituent Corporations agree that each shall bear such expenses as have been incurred by it in connection with the Merger.

         6.2 The State Fund shall distribute all declared but unpaid dividends to its shareholders prior to the Effective Date of the Merger.

                           ARTICLE VII - TERMINATION

         7.1 Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption hereof by the stockholders of the Constituent Corporations) prior to the Effective Date of the Merger:

         (a)  by mutual consent of the Constituent Corporations; or

         (b) by either of the Constituent Corporations if any condition set forth in Article V hereof has not been fulfilled or waived by it.

         7.2 An election by a Constituent Corporation to terminate this Agreement and abandon the Merger shall be exercised by a majority of its Board of Directors.

         7.3 At any time prior to the filing of this Agreement, any of the terms or conditions of this Agreement may be waived by the Constituent Corporation entitled to the benefit thereof by action taken by its Board of Directors or its President if, in the judgment of the Board of Directors or President taking such action, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Constituent Corporation on behalf of which such action is taken.

         7.4 The respective representations and warranties of the Constituent Corporations contained in Article IV hereof shall expire with, and be terminated by, the Merger and neither the respective Constituent Corporations nor any of their directors or officers shall be under any liability with respect to any such representations or warranties after the Effective Date of the Merger. This provision shall not protect any director or officer of either of the Constituent Corporations against any liability to such corporation or to its stockholders to which he would otherwise be subject.

                          ARTICLE VIII - MISCELLANEOUS

         8.1 This Agreement constitutes the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties between the parties other than those set forth herein or herein provided

         8.2 This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original but all of such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Agreement and Articles of Merger to be executed on its behalf by its President and its corporate seal to be affixed thereto and attested by its Secretary all as of the day and year first above written.

         DMC TAX-FREE INCOME--USA, INC.,
         a Maryland corporation


         By:/s/John H. Durham
            -----------------
            John H. Durham
            President


Attest:

/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary



         DELAWARE GROUP STATE TAX-FREE
         FUND INC., a Maryland
         corporation



         By:/s/John H. Durham
            -----------------
            John H. Durham
            President


Attest:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                          CERTIFICATION OF ADOPTION
                                     OF
                        AGREEMENT AND ARTICLES OF MERGER


         The undersigned hereby certify that the terms and conditions of the merger as set forth in the foregoing Agreement and Articles of Merger were advised, authorized and approved by each of the Constituent Corporations in the manner and by the vote required by its charter and the laws of the State of Maryland, to wit, by the Board of Directors of DMC Tax-Free Income--USA, Inc. and of Delaware Group State Tax-Free Fund, Inc. and by the stockholders of the Delaware Group State Tax-Free Fund, Inc.

         DMC TAX-FREE INCOME--USA, INC.
         a Maryland corporation



         By:/s/John H. Durham
            -----------------
            John H. Durham
            President


Attest:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary


         DELAWARE GROUP STATE TAX-FREE
         FUND, INC., a Maryland
         corporation



         By:/s/John H. Durham
            -----------------
            John H. Durham
            President


Attest:


/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

         THE UNDERSIGNED, President of DMC TAX-FREE INCOME--USA, a Maryland corporation, who executed on behalf of said corporation the foregoing Agreement and Articles of Merger and the Certification of Adoption of Agreement and Articles of Merger, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Agreement and Articles of Merger and the Certificate of Adoption of Agreement and Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects, under the penalties of perjury.



         /s/John H. Durham
         -----------------
         John H. Durham


         THE UNDERSIGNED, President of DELAWARE GROUP STATE TAX-FREE FUND, INC., a Maryland corporation, who executed on behalf of said corporation the foregoing Agreement and Articles of Merger and the Certification of Adoption of Agreement and Articles of Merger, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Agreement and Articles of Merger and the Certificate of Adoption of Agreement and Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/John H. Durham
         -----------------
         John H. Durham

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                         DMC TAX-FREE INCOME-USA, INC.


         DMC TAX-FREE INCOME-USA, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         ONE: The first paragraph of ARTICLE FIFTH of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         FIFTH: The total number of shares which the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of Five Million Dollars ($5,000,000).

         TWO: The board of directors of the Corporation on December 18, 1986 duly adopted a resolution setting forth the foregoing amendment to the Articles of Incorporation, declaring said amendment of the Articles of Incorporation advisable and directing that it be submitted for consideration by the stockholders of the Corporation at the annual meeting to be held on April 21, 1987.

         THREE: Notice setting forth said amendment to the Articles of Incorporation and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment to the Articles of Incorporation was approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon. (Approval by a majority of all the votes entitled to be cast on the matter is authorized pursuant to the Articles of Incorporation of the Corporation.)

         FOUR: The amendment to the Articles of Incorporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

         FIVE: (a) The total number of shares of stock which the Corporation was heretofore authorized to issue is One Hundred Million (100,000,000) shares, with a par value of One Cent ($.01) per share, known and designated as Common Stock, with an aggregate par value of One Million Dollars

($1,000,000). (b) The total number of shares of stock which the Corporation is authorized to issue is increased by this amendment to Five Hundred Million (500,000,000) shares, with a par value of One Cent ($.01) per share, and of the aggregate par value of Five Million Dollars ($5,000,000).

         IN WITNESS WHEREOF, DMC Tax-Free Income-USA, Inc. has caused these Articles of Amendment to be signed by its President or Vice President and attested by its Secretary or Assistant Secretary on May 21, 1987.

         DMC TAX-FREE INCOME-USA, INC.



/s/William P. Brady
-------------------
William P. Brady
Executive Vice President


Attest:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary


         THE UNDERSIGNED, Executive Vice President of DMC TAX-FREE INCOME-USA, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



/s/William P. Brady
-------------------
William P. Brady

                         DMC TAX-FREE INCOME-USA, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         DMC TAX-FREE INCOME-USA, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies, in accordance with the requirements of Section 2-208 of the Maryland General Corporation Law the Board of Directors of the Corporation, at a meeting called for such purpose on December 18, 1986 adopted the following:

         FIRST: The DMC Tax-Free Income-USA Series has previously been allocated 10,000,000 shares of Common Stock (par value $.01 per share) and such allocation is hereby increased by 65,000,000 shares, to a total of 75,000,000 shares.

         SECOND: The DMC Tax-Free Income-USA Insured Series has previously been allocated 10,000,000 shares of Common Stock (par value $.01 per share) and such allocation is hereby increased by 15,000,000 shares, to a total of 25,000,000 shares.

         THIRD: The additional shares of said DMC Tax-Free Income-USA Series so classified and allocated shall have all the rights and privileges as set forth in the Corporation's Articles of Incorporation, including such priority in the assets and liabilities of such Series as may be provided in such Articles.

         FOURTH: The additional shares of DMC Tax-Free Income-USA Insured Series so classified and allocated shall have all the rights and privileges as set forth in the Corporations Articles of Incorporation, including such priority in the assets and liabilities of such Series as may be provided in such Articles.

         FIFTH: The shares of each of such Series have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.


         IN WITNESS WHEREOF, DMC TAX-FREE INCOME-USA, INC. has caused these Articles Supplementary to be signed by its President or Vice President and attested by its Secretary or Assistant Secretary on December 18, 1986

ATTEST:  DMC TAX-FREE INCOME-USA, INC.

/s/Carl A. Guarino       By:/s/George M. Chamberlain, Jr.
------------------          -----------------------------
Carl A. Guarino       Its:  George M. Chamberlain, Jr.
Secretary                   Vice President

         THE UNDERSIGNED, Vice President of DMC Tax-Free Income-USA, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/George M. Chamberlain, Jr.
         -----------------------------
         George M. Chamberlain, Jr.

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                         DMC TAX-FREE INCOME-USA, INC.


         DMC TAX-FREE INCOME-USA, a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation")1 hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         ONE: The first paragraph of ARTICLE FIFTH of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of stock with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of One Million Dollars ($1,000,000).

         TWO: The Board of Directors of the Corporation on February 20, 1986 duly adopted a resolution setting forth the foregoing amendment to ARTICLE FIFTH of the Articles of Incorporation, declaring said amendment of the Articles of Incorporation advisable and directing that it be submitted for consideration by the stockholders of the Corporation at the annual meeting to be held on April 15, 1986.

         THREE: Notice setting forth a summary of the changes to be effected by said amendment to ARTICLE FIFTH and stating that a purpose of the annual meeting of the stockholders would be to take action on said amendment was given, as required by law, to all stockholders entitled to vote thereon. The amendment to the Articles of Incorporation was approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon. (Approval by a majority of all the votes entitled to be cast on said matter is authorized pursuant to the Articles of Incorporation of the Corporation.)

         FOUR: The amendment to the Articles of Incorporation hereinabove set forth has been declared advisable by the Board of Directors and approved by the stockholders of the Corporation.

         FIVE: (a) The total number of shares of stock which the Corporation was heretofore authorized to issue is Fifty Million (50,000,000) shares of stock, with a par value of One Cent ($.01) per share, known and designated as Common Stock, with an aggregate par value of Five Hundred Thousand Dollars

($500,000). Ten Million (10,000,000) of said shares with a par value of One Cent ($.01) per share have been classified as the DMC Tax-Free Income-USA Series, with an aggregate par value of One Hundred Thousand Dollars ($100,000), and Ten Million (10,000,000) of said shares, with a par value of One-Cent ($.01) per share have been classified as DMC Tax-Free Income-USA Insured Series, with an aggregate par value of One Hundred Thousand Dollars ($100,000).

         (b) The total number of shares of stock which the Corporation is authorized to issue is increased by this amendment to One Hundred Million (100,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, with an aggregate par value of One Million Dollars ($1,000,000). Ten Million (10,000,000) of said shares with a par value of One Cent ($.01) per share, have been classified as the DMC Tax-Free Income-USA Series, with an aggregate par value of One Hundred Thousand Dollars ($100,000), and Ten Million (10,000,000) of said shares, with a par value of One Cent ($.01) per share, have been classified as DMC Tax-Free Income-USA Insured Series, with an aggregate par value of One Hundred Thousand Dollars ($100,000).

         IN WITNESS WHEREOF, DMC TAX-FREE INCOME-USA , INC. has caused these Articles of Amendment to be signed by its president or vice president and attested to by its secretary or assistant secretary on April 28, 1986.

         DMC TAX-FREE INCOME-USA INC.



By:/s/John H. Durham
--------------------
   John H. Durham
   President


ATTEST:



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary


         THE UNDERSIGNED, President of DMC TAX-FREE INCOME-USA, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/John H. Durham
         -----------------
         John H. Durham
         President

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                         DMC TAX-FREE INCOME-USA, INC.


         DMC TAX-FREE INCOME-USA, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         ONE: The first paragraph of ARTICLE FIFTH of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of Five Hundred Thousand Dollars ($500,000).

         TWO: The board of directors of the Corporation on December 20, 1984 duly adopted a resolution setting forth the foregoing amendment to ARTICLE FIFTH of the Articles of Incorporation, declaring said amendment of the Articles of Incorporation advisable and directing that it be submitted for consideration by the stockholders of the Corporation at the annual meeting to be held on April 16, 1985.

         THREE: ARTICLE EIGHTH of the Articles of Incorporation is hereby amended in its entirety to read as follows:

         EIGHTH: Subject to the Investment Company Act of 1940, as amended, each of the following actions, to the extent required to be approved by the shareholders under the Maryland General Corporation Law, shall be approved by a majority of all votes entitled to be cast on the matter:

         (i) Amendment or amendment and restatement of the Articles;

         (ii) Reduction of stated capital;

         (iii) Consolidation, merger, share exchange or transfer of assets;

         (iv) Distribution in partial liquidation; or

         (v) Voluntary dissolution.

         FOUR: The board of directors of the Corporation on February 21, 1985 duly adopted a resolution setting forth the foregoing amendment to ARTICLE EIGHTH of the Articles of Incorporation, declaring said amendment of the Articles of Incorporation advisable and directing that it be submitted for consideration by the stockholders of the Corporation at the annual meeting to be held on April 16, 1985.

         FIVE: Notice setting forth a summary of the changes to be effected by said amendment to ARTICLE FIFTH and the text and a description of said amendment to ARTICLE EIGHTH, and stating that a purpose of the meeting of the stockholders would be to take action on each amendment, was given, as required by law, to all stockholders entitled to vote thereon. Each of the amendments to the Articles of Incorporation was approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon. (Approval by a majority of all of the votes entitled to be cast on each matter is authorized pursuant to the Articles of Incorporation of the Corporation.)

         SIX: Each of the amendments to the Articles of Incorporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

         SEVEN: (a) The total number of shares of stock which the Corporation was heretofore authorized to issue is Twenty Million (20,000,000) shares, all of one class, of the par value of One Cent ($.01) per share, and of the aggregate par value of Two Hundred Thousand Dollars ($200,000).

         (b) The total number of shares of stock is increased by this amendment to Fifty Million (50,000,000) shares, all of one class, of the par value of One Cent ($.01) per share, and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

         IN WITNESS WHEREOF, DMC Tax-Free Income-USA, Inc. has caused these Articles of Amendment to be signed by its President or Vice President and attested by its Secretary or Assistant Secretary on April 26, 1985.

         DMC TAX-FREE INCOME-USA, INC.



         By:/s/William P. Brady
            -------------------
            William P. Brady
            Executive Vice President

Attest:

/s/Donald M. Allen
------------------
Donald M. Allen
Secretary


         THE UNDERSIGNED, Executive Vice President of DMC TAX-FREE INCOME-USA, INC., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



         /s/William P. Brady
         -------------------
         William P. Brady

                         DMC TAX-FREE INCOME-USA, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         DMC TAX-FREE INCOME USA, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies that, in accordance with Section 2-208 of the Maryland General Corporation Law the Board of Directors of the Corporation, at a meeting called for such purpose on December 20, 1984, adopted the following Articles
Supplementary:

         FIRST: DMC Tax-Free Income-USA Series has previously been allocated 20,000,000 shares of Common Stock (par value $.01 per share) of which more than 10,000,000 shares are unissued and such allocation is hereby reduced by 10,000,000 shares.

         SECOND: A new series of shares of the Corporation's Common Stock is designated as the DMC Tax-Free Income-USA Insured Series and is classified and allocated 10,000,000 shares and unallocated and unissued stock, with the par value of $.01 per share to such Series.

         THIRD: The shares of said DMC Tax-Free Income-USA Insured Series so classified and allocated shall have all the rights and privileges as set forth in the Corporations's Articles of Incorporation, including such priority in the assets and liabilities of such Series as may be provided in such Articles.

         FOURTH: The shares of each of such Series have been classified and reclassified by the Board of Directors pursuant to authority contained in the Articles of Incorporation for the Corporation.


         IN WITNESS WHEREOF, I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury that to the best of my knowledge, information and belief these matters and facts are true in all material respects.

/s/John H. Durham
-----------------
John H. Durham
President


Witness:

/s/Donald M. Allen
------------------
Donald M. Allen
Secretary

                         DMC TAX-FREE INCOME-USA, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION


         DMC TAX-FREE INCOME-USA, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: The Board of Directors of the Corporation, at a meeting on October 20, 1983, adopted a resolution designating the first series of shares of the Corporation's common stock as the DMC Tax-Free Income-USA Series and classified and allocated Twenty Million (20,000,000) shares of unissued stock, with a par value of One Cent ($.01) per share to such Series.

         SECOND: The shares of said Series so classified and allocated shall have all the rights and privileges as set forth in the Corporation's Article of Incorporation.

         THIRD: The shares of said Series have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.


         IN WITNESS WHEREOF, DMC Tax-Free Income-USA, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf as of the 20th day of October, 1983.

Attest:  DMC TAX-FREE INCOME-USA, INC.



/s/Donald M. Allen             By:/s/John H. Durham
------------------                -----------------
Donald M. Allen                   John H. Durham
Secretary                         President


         THE UNDERSIGNED, President of DMC TAX-FREE INCOME-USA, INC. who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name and on behalf of said corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         /s/John H. Durham
         -----------------
         John H. Durham

                          DMC TAX-FREE BOND FUND, INC.

                             ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION


         DMC TAX-FREE BOND FUND, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: Article Second of the Articles of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

         Second:  The name of the corporation is "DMC Tax-Free Income-USA, Inc."

         SECOND: The foregoing amendment was approved by a majority of the entire Board of Directors of the Corporation at a meeting held on October 20, 1983; action of shareholders was not required thereon because no shares of stock of the Corporation were outstanding or subscribed for at the time of said approval.

         IN WITNESS WHEREOF, DMC Tax-Free Bond Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of the 20th day of October, 1983.

Attest:  DMC TAX-FREE BOND FUND, INC.



/s/Donald M. Allen               By:/s/John H. Durham
------------------                  -----------------
Donald M. Allen                     John H. Durham
Secretary                           President


         THE UNDERSIGNED, President of DMC Tax-Free Bond Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the forgoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


         /s/John H. Durham
         -----------------
         John H. Durham

                           ARTICLES OF INCORPORATION
                                       OF
                          DMC TAX-FREE BOND FUND, INC.


         FIRST: The undersigned, Donald M. Allen whose post office address is Ten Penn Center Plaza, Philadelphia, Pennsylvania 19103, and being at least eighteen years of age, does hereby cause to be filed these Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of Maryland.

         SECOND:  The name of the corporation is DMC Tax-Free Bond Fund, Inc.

         THIRD: The purpose for which the corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

         1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

         2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

         3. To purchase or otherwise acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

         4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

         5. To borrow or raise moneys for any of the purposes of the corporation, and to mortgage or pledge the whole or any part of the property and franchises of the corporation, real, personal, and mixed, tangible or intangible, and wheresoever situate.

         6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

         7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Incorporation, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

         The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

         FOURTH: The post office address of the principal office of the corporation in the State of Maryland is:

c/o The Corporation Trust, Incorporated
32 South Street
Baltimore Maryland 21202

         The name and post office address of the initial resident agent of the corporation in the State of Maryland is:

The Corporation Trust, Incorporated
32 South Street
Baltimore, Maryland 21202

         FIFTH: The total number of shares of stock which the corporation shall have authority to issue is Twenty Million (20,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common stock having an aggregate par value of Two Hundred Thousand Dollars ($200,000).

         Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

         Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the corporation shall have the power to designate one or more series of shares of Common Stock and such series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. At any time when there are no shares outstanding or subscribed for a particular series previously established and designated by the Board of Directors, the series may be liquidated by similar means. Each share of a series shall have equal rights with each other share of that series with respect to the assets of the corporation pertaining to that series. The dividends payable to the holders of any series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to Common Stock or series of stock shall apply without discrimination to the shares of each series of stock.

         The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series; and (3) when the matter does not affect any interest of a particular series, then only shareholders of affected series shall be entitled to vote thereon. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

         Each series of stock of the corporation shall have the following powers, preferences and participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

         1. All consideration received by the corporation for the issue or sale of stock of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of stock with respect to which such assets, payments or funds were received by the corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

         2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

         3. The Board of Directors shall have the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability for the corporation for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith. In furtherance, and not in limitation of the foregoing, in the event that a series of shares has a net capital loss for a fiscal year, and to the extent that the net capital loss offsets net capital gains from another series, the amounts to be deemed available for distribution to the series with the net capital gain shall be reduced by the amount of offset. The shareholders of the series with the net capital gain shall be entitled to a full distribution of the net income and the net capital gain to the extent earned or realized. If the net capital loss of a series exceeds the net capital gain from another series, the excess loss shall not reduce the net investment income available for distribution to the series with the loss, but shall be carried forward.

         4. In the event of the liquidation or dissolution of the corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

         5. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of iabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

         The Board of Directors may provide for a holder of any series of stock of the corporation, who surrenders his certificate in good form for transfer to the corporation or, if the shares in question are not represented by certificates, who delivers to the corporation a written request in good order signed by the shareholder, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the corporation.

         The net asset value per share of a series of the corporation's common stock shall be determined in accordance with the Investment Company Act of 1940, as amended, and with generally accepted accounting principles, by adding the market or appraised value of all securities, cash and other assets of the corporation pertaining to that series, subtracting the liabilities determined by the Board of Directors to be applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the number of shares of that series outstanding. Securities and other investments and assets will be valued at the current market value, and in the absence of a readily available market value, will be valued at fair value as determined in good faith by the Board of Directors.

         The holders of the shares of Common Stock or other securities of the corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

         SIXTH: The number of directors of the Corporation shall be three, or such other number of directors as may from time to time be fixed by the By-Laws of the corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of three directors. The name of the directors who shall act as such until successors are duly chosen and qualify are: James P. Schellenger, John H. Durham and W. Linton Nelson.

         SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation:

         1. The Board of Directors shall have power to fix an initial offering price which shall yield to the corporation not less than the par value thereof, at which the shares of the Common Stock of the corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the corporation not less than the par value thereof, of the shares of its Common Stock; provided, however, that no shares of the Common Stock of the corporation shall be issued or sold for a consideration which shall yield to the corporation less than the net asset value of such shares, determined as hereinafter provided, as of the close of business on the business day on which such shares are sold, or at such other times set by the Board of Directors, except in the case of shares of such Common Stock issued in payment of a dividend properly declared and payable.

         The net asset value of the property and assets of the corporation shall be determined as of the close of business on each business day, and at such other times as the Board of Directors may direct, by deducting from the total appraised value of all of the property and assets of the corporation, determined in the manner hereinafter provided, all debts, obligations and liabilities of the corporation (including, but without limitation of the generality of any of the foregoing, any or all debts, obligations, liabilities or claims of any and every kind and nature, whether fixed, accrued, or unmatured, and any reserves or charges, determined in accordance with generally accepted accounting principles, for any or all thereof, whether for taxes, including estimated taxes or unrealized book profits, expenses, contingencies or otherwise).

         In determining the total appraised value of all the property and assets of the corporation:

         (a) Securities owned shall be valued at market value or, in the absence of readily available market quotations, at fair value as determined in good faith by or as directed by the Board of Directors in accordance with applicable statutes and regulations.

         (b) Dividends declared but not yet received, or rights, in respect of securities which are quoted ex-dividend or ex-rights, shall be included in the value of such securities as determined by or pursuant to the direction of the Board of Directors on the day the particular securities are first quoted ex-dividend or ex-rights, and on each succeeding day until the said dividends or rights are received and become part of the assets of the corporation.

         (c) The value of any other assets of the corporation (and any of the assets mentioned in paragraphs (a) or (b), in the discretion of the Board of Directors in the event of a national financial emergency, as hereinafter defined) shall be determined in such manner as may be approved from time to time by or pursuant to the direction of the Board of Directors.

         The net asset value of each share of the Common Stock of the corporation shall be determined by dividing the total market value of the property and assets of the corporation by the total number of shares of its Common Stock then issued and outstanding, including any shares sold by the corporation up to and including the date as of which such net asset value is to be determined whether or not certificates therefor have actually been issued. In case the net asset value of each share so determined shall include a fraction of one cent, such net asset value of each share shall be adjusted to the nearest full cent.

         For the purposes of these Articles of Incorporation, a "national financial emergency" is defined as the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the corporation of securities owned by such series is not reasonably practicable or it is not reasonably practicable for the corporation fairly to determine the value of the net assets of such series, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. The

Board of Directors may, in its discretion, declare the suspension described in
(iv) above at an end, and such other suspension relating to a natural financial emergency shall terminate as the case may be on the first business day on which said Stock Exchange shall have reopened or the period specified in (ii) or
(iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority, the determination of the Board of Directors shall be conclusive):

         2. To the extent permitted by law, and except in the case of a national financial emergency, the corporation shall redeem shares of its Common Stock from its stockholders upon request of the holder thereof received by the corporation or its designated agent during business hours of any business day, provided that such request must be accompanied by surrender of outstanding certificate or certificates for such shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such shares (or, on such request in the event no certificate is outstanding) by, or pursuant to the direction of the Board of Directors of the corporation, and accompanied by proper stock transfer stamps. Shares redeemed upon any such request shall be purchased by the corporation at the net asset value of such shares determined in the manner provided in Paragraph (l) of this Article Seventh, as of the close of business on the business day during which such request was received in good order by the corporation.

         Payments for shares of its Common Stock so redeemed by the corporation shall be made in cash, except payment for such shares may, at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose in their complete discretion, be made from the assets of that series in kind or partially in cash and partially in kind. In case of any payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities of such series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the current net asset value of the series of the Fund's shares, provided that any stockholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the Investment Company Act of 1940 shall receive cash.

         Payment for shares of its Common Stock so redeemed by the corporation shall be made by the corporation as provided above within seven days after the date which such shares are deposited; provided, however, that if payment shall be made by delivery of assets of the corporation, as provided above, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered may be made, but not necessarily within such seven day period.

         The right of any holder of shares of the Common Stock of the corporation to receive dividends thereon and all other rights of such stockholder with respect to the shares so redeemed by the corporation shall cease and determine from and after the time as of which the purchase price of such shares shall be fixed, as provided above, except the right of such stockholder to receive payment for such shares as provided for herein.

         3. The Board of Directors, may from time to time, without the vote or consent of stockholders, establish uniform standards with respect to the minimum net asset value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors may authorize the closing of those stockholder accounts not meeting the specified minimum standards of net asset value by redeeming all of the shares in such accounts, provided there is mailed to each affected stockholder account, at least thirty (30) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

         EIGHTH: Subject to the Investment Company Act of 1940, as amended, the corporation may take or authorize any action upon the concurrence of such proportion of votes entitled to be cast thereon as specified in the by-laws of the corporation, notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion, provided that such provisions of law allow a corporation to act by a lesser proportion.

         NINTH: The corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

         IN WITNESS WHEREOF, the undersigned incorporator of DMC Tax-Free Bond Fund, Inc. who executed the foregoing Articles of Incorporation hereby acknowledged the same to be his act and further acknowledge that, to the best of his knowledge the matters and facts set forth therein are true and all material respects under the penalties of perjury.

         Dated the 16th day of August, 1983.


         /s/Donald M. Allen
         ------------------
         Donald M. Allen